EXHIBIT 10.21

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For Bank Use Only

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LIS NO.            LOAN NO.                BORROWER                    APPROVAL SIGNATURE
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CoreStates                        MASTER DEMAND NOTE

$6,000,000                                                             , 1997
----------                                                -------------    --

FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), promises to pay to the order of CoreStates Bank, N.A.*, a national banking association (the "Bank"), at any of its banking offices in Pennsylvania, the principal amount of Six Million and 00/100------------------------------------------------------- DOLLARS in
lawful money of the United States, or, if less, the outstanding principal balance on all loans and advances made by Bank evidenced by this Note ("Loans"), plus interest. Said principal and interest shall be payable ON DEMAND

Interest shall accrue at a rate(s) per annum as set forth in the attached Master Demand Note Addendum.

INTEREST - Interest shall be calculated on the basis of a 360-day year and shall be charged for the actual number of days elapsed. Accrued interest shall be payable monthly. Accrued interest shall also be payable on demand and when the entire principal balance of this Note is paid to Bank. The term "Prime Rate" is defined as the rate of interest for loans established by Bank from time to time as its prime rate. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrue from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

BANK'S LOAN RECORDS - The actual amount due and owing from time to time under this Note shall be evidenced by Bank's books and records of receipts and disbursements hereunder. Bank shall set up and establish an account on the books of Bank in which will be recorded Loans evidenced hereby, payments on such Loans and other appropriate debits and credits as provided herein, including any Loans which represent reborrowings of amounts previously repaid. Bank shall also record, in accordance with customary accounting practice, all other interest, charges, expenses and other items properly chargeable to Borrower hereunder, and other appropriate debits and credits. Such books and records of Bank shall be presumed to be complete and accurate and shall be deemed correct, except to the extent shown by Borrower to be manifestly erroneous.

NOTE NOT A COMMITMENT TO LEND - Borrower acknowledges and agrees that no provision hereof, and no course of dealing by Bank in connection herewith, shall be deemed to create or shall imply the existence of any commitment or obligation on the part of Bank to make Loans. Except as otherwise provided in a currently effective written agreement by Bank to make Loans, each Loan shall be made solely at Bank's discretion.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account and in all proceeds of any such personal property or deposit balances. Such liens and security interests shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or indebtedness evidenced hereby or (b) any category of liabilities, obligations or the indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

DEMAND NOTE - This Note is and shall be construed as a "demand instrument" under the Uniform Commercial Code. Bank may demand payment of the indebtedness outstanding under this Note or any portion thereof at any time.

BANK'S REMEDIES - In the event that any payment hereunder is not made when due or demanded, Bank may, immediately or any time thereafter, exercise any or all of its rights hereunder or under any agreement or otherwise under applicable law against Borrower, against any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, and in any collateral, and such rights may be exercised in any order and shall not be prejudiced by any delay in Bank's exercise thereof. At any time after such non-payment, Bank may, at its option and upon five days written notice to Borrower, begin accruing interest on this Note at a rate not to exceed five percent (5%) per annum in excess of the rate of interest provided for above on the unpaid principal balance hereof; provided, however, that no such interest shall accrue hereunder in excess of the maximum rate permitted by law. All such additional interest shall be payable upon demand.

NOTICE TO BORROWER - Any notice required to be given by Bank under the provisions of this Note shall be effective as to each Borrower when addressed to Borrower and deposited in the mail, postage prepaid, for delivery by first class mail at Borrower's mailing address as it appears on Bank's records.

DISBURSEMENTS AND PAYMENTS - The proceeds of any Loan may be credited by Bank to the deposit account of Borrower or disbursed in any other manner requested by Borrower and approved by Bank. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank. If Borrower is not an individual, Borrower authorizes Bank (but Bank shall have no obligation) to charge any deposit account in Borrower's name at Bank for any and all payments of principal, interest, or any other amounts due under this Note.

PAYMENT OF COSTS - In addition to the principal and interest and other sums payable hereunder, Borrower agrees to pay Bank on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) which may be incurred by Bank in the collection of this Note or the enforcement of Bank's rights and remedies hereunder.

REPRESENTATIONS BY BORROWER - In order to induce Bank to make Loans, Borrower represents and warrants as follows: if Borrower is a corporation or a general or limited partnership, Borrower represents and warrants that it is validly existing and in good standing in the jurisdiction of whose laws it was organized. If Borrower is a corporation, Borrower represents and warrants that the execution, delivery and performance under this Note are within Borrower's corporate powers, have been duly authorized by all necessary action by Borrower's Board of Directors, and are not in contravention of the terms of Borrower's charter, by-laws, or any resolution of its Board of Directors. If Borrower is a general or limited partnership, Borrower represents and warrants that the execution, delivery and performance of this Note have been duly authorized and are not in conflict with any provision of Borrower's partnership agreement or

----------
* CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank.

certificate of limited partnership. Borrower further represents and warrants that this Note has been validly executed and is enforceable in accordance with its terms, that the execution, delivery and performance by Borrower of this Note are not in contravention of law and do not conflict with any indenture, agreement or undertaking to which Borrower is a party or is otherwise bound, and that no consent or approval of any governmental authority or any third party is required in connection with the execution, delivery and performance of this Note. If this Note is secured by "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, Borrower warrants that no Loan or portion thereof shall be used to purchase or carry margin stock, and that each Loan shall be used for the purpose or purposes indicated on the most recent Form FR U-1 executed by Borrower in connection with Loans made by Bank.

WAIVERS, ETC. - Borrower and each additional obligor on this Note waive presentment, dishonor, notice of dishonor, protest and notice of protest. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. No consent, waiver or modification of the terms of this Note shall be effective unless set forth in a writing signed by Bank. All rights and remedies of Bank are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, power or privilege.

MISCELLANEOUS - This Note is the unconditional obligation of Borrower, and Borrower agrees that Bank shall not be required to exercise any of its rights or remedies against any collateral in which it holds a lien or security interest, or against which it has right of setoff, or against any particular obligor. All representations, warranties and agreements herein are made jointly and severally by each Borrower. If any provision of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. To the extent that this Note represents a replacement, substitution, renewal or refinancing of a pre-existing note or other evidence of indebtedness, the indebtedness represented by such pre-existing note or other instrument shall not be deemed to have been extinguished hereby. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. In the event any due date specified or otherwise provided for in this Note shall fall on a day which Bank is not open for business, such due date shall be postponed until the next banking day, and interest and any fees or similar charges shall continue to accrue during such period of postponement. This Note shall be binding upon each Borrower and each additional Obligor and upon their personal representatives, heirs, successors and assigns, and shall benefit Bank and its successors and assigns.

CONSENT TO JURISDICTION AND VENUE -- IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

WAIVER OF JURY TRIAL -- EACH UNDERSIGNED PARTY HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

IN WITNESS WHEREOF, Borrower, intending this to be a sealed instrument and intending to be legally bound hereby, has executed and delivered this Note as of the day and year first above written.

-------------------------------------------------------------------------------
Name of Corporation
or Partnership
                       AQUAPENN SPRING WATER COMPANY, INC.


By: /s/ Geoffrey F. Feidelberg              By:
---------------------------------------     -----------------------------------
(Signature of Authorized Signer)            (Signature of Authorized Signer)


Geoffrey F. Feidelberg
---------------------------------------     -----------------------------------
(Print or Type Name and                     (Print or Type Name and
 Title of Signer Above)                     Title of Signer Above)


                             INDIVIDUALS SIGN BELOW

---------------------------------------      ---------------------------- [Seal]
(Signature of Witness)                       (Signature of Individual Borrower)

---------------------------------------      ----------------------------------
(Print or Type Name of                       (Print or Type Name of
     Above Witness)                           Borrower Signing Above)

---------------------------------------      ---------------------------- [Seal]
(Signature of Witness)                       (Signature of Individual Borrower)

---------------------------------------      ----------------------------------
(Print or Type Name of                       (Print or Type Name of
     Above Witness)                           Borrower Signing Above)


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                           MASTER DEMAND NOTE ADDENDUM


     Requests for Loans. Borrower may request Loans from Bank by a telephone or letter request given by a duly authorized officer or other duly authorized person. Bank will make such Loans to Borrower as Bank may elect to make by crediting to Borrower's designated account with Bank such sum or sums of money as may be mutually agreed upon at such time. Bank will forward to Borrower at Borrower's address written advices or statements of Loans made to Borrower in accordance with Bank's usual procedures, which advices or statements will also advise Borrower of the rate or rates of interest payable on the Loans, and such other terms as may have been agreed to.

     Definitions. For purposes of this Note, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa) unless the context otherwise requires:

     "Business Day" means any day other than a Saturday, Sunday or any day which is a legal holiday under the laws of the Commonwealth of Pennsylvania or on which commercial banks in Philadelphia, Pennsylvania are authorized or required by law or other governmental action to close and, if the applicable day relates to a LIBOR Loan, LIBOR Period or notice with respect to a LIBOR Loan, a day on which dealings in dollar deposits are also carried on in the London Interbank Market and banks are open for the transaction of banking business in London.

     "Fixed Rate Loan" means any Loan when and to the extent that the interest rate therefor is a fixed rate as offered by the Ban in its sole discretion.

     "LIBOR Loan" means any Loan when and to the extent that the interest rate therefor is determined by reference to the LIBOR Rate.

     "LIBOR Period" shall mean, with respect to any LIBOR Loan, the period commencing on the date such Loan begins to bear interest at a rate tied to the LIBOR Rate in accordance with this Note and ending thirty (30) days, sixty (60) days or ninety (90) days thereafter, as selected by Borrower.

     "LIBOR Rate" shall mean, for any LIBOR Period for a LIBOR Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/16%) determined by Bank to be equal to the quotient of (a) the average of the quotations (rounded upward to the next higher 1/16%), offered to Bank (or an average of the quotations offered to one or more other reference banks selected by Bank) two
(2) Business Days prior to the first day of such LIBOR Period in the interbank eurodollar market in London at 11:00 A.M. local time, for a period equal to the number of days in such LIBOR Period for delivery on the first day of such LIBOR Period and in an amount comparable to the principal amount of the LIBOR Loan, divided by (b) a number equal to 1.00 minus the average of the daily rates (expressed as a decimal fraction) of reserve requirements applicable during such LIBOR Period (including without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other domestic governmental authority having jurisdiction with respect thereto, as now and from time to time hereafter in effect, dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board).

     "Prime Loan" means any Loan when and to the extent that the interest rate therefor is determined by reference to the Prime Rate.

     "Prime Rate" means the rate of interest announced or designated from time to time by CoreStates Bank, N.A., Philadelphia, Pennsylvania, as its prime rate. Any change in the Prime Rate shall be effective as of the opening of business on the day on which such change in the Prime Rate becomes effective.

     Interest. Interest shall accrue on the outstanding and unpaid principal amount of the Loans at a rate per annum, at the Borrower's election, as set forth below, as follows:

          (1) At a rate per annum which is at all times equal to the Prime Rate.

          (2) At a rate as offered by the Bank in its sole discretion to the Borrower from time to time which shall be fixed for a period of time up to 90 days.

          (3) At a rate which is at all times equal to one and twenty-five one-hundredths percent (1.25%) in excess of the LIBOR Rate.

Interest on each Loan shall be calculated on the basis of a year of 360 days and shall be charged for the actual number of days elapsed. Interest on the Loans shall be paid in immediately available funds at any office of Bank as follows:

          (1) If the Prime Rate or a fixed rate is selected, on the first day of each month.

          (2) If the LIBOR Rate is selected, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period.

     Interest Rate Elections. (a) Borrower, subject to any prior continuing interest rate election(s) made pursuant hereto, may notify Bank (which notification may be effected


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pursuant to any notice of borrowing) that it is electing to have interest accrue based on the Prime Rate on a specific portion (up to an including 100%) of the aggregate unpaid amount of all Loans.

     (b) Subject to the notice provisions set forth below, at any time and from time to time, Borrower may notify Bank (which notification may be effected pursuant to any notice of borrowing) that it is electing to have interest accrue for a period of up to 180 days ending on or before the Expiration Date of the Line of Credit at a fixed rate as offered by the Bank in its sole discretion on a specific portion of the unpaid amount of the Loans (including Loans to be made by the Bank to the Borrower on the date of election) equal to the lesser of the aggregate unpaid amount of the Loans or the amount specified by Borrower.

     (c) Subject to the notice provisions set forth below, at any time and from time to time, Borrower may notify Bank (which notification may be effected pursuant to any notice of borrowing) that it is electing to have interest accrue for a thirty (30) day, sixty (60) day or ninety (90) day period ending on or before the Expiration Date of the Line of Credit at a rate tied to the LIBOR Rate on a specific portion of the unpaid amount of the Loans (including Loans to be made by the Bank to the Borrower on the date of election) equal to the lesser of the aggregate unpaid amount of the Loans or the amount specified by Borrower.

     (d) Borrower shall notify Bank not later than 11:00 a.m. two (2) Business Days before the date on which the Borrower desires any Loan, or portion thereof, to bear interest at a rate tied to the LIBOR Rate or at a fixed rate. Notwithstanding anything contained herein to the contrary, any Loan, or portion thereof, which bears interest at a rate tied to the LIBOR Rate or a fixed rate shall be in minimum denominations of One Hundred Thousand Dollars ($100,000) or more.

     (e) Following any advances under the Loans and an interest rate election made by Borrower with respect thereto under Sections (a), (b) and (c), but subject to all other conditions of this Note, Borrower may, in accordance with the provisions of Sections (a), (b) and (c), from time to time elect to convert or continue the type of interest rate borne by such advances. In the event that Borrower fails to provide Bank with any notice of conversion or continuance, as described above, such Loans shall commence or continue, as appropriate, bearing interest at the Prime Rate.

     (f) If the last day of the thirty (30) day, sixty (60) day or ninety (90) day period, as the case may be, elected by Borrower pursuant to Section (b) does not fall on a Business Day,

          (1) the period shall be automatically extended until the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such period shall end on the next preceding Business Day,


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          (2) interest shall, to the extent applicable, continue to accrue at a rate tied to the then applicable LIBOR Rate, and

          (3) the next thirty (30) day, sixty (60) day or ninety (90) day period, as the case may be, elected by Borrower, if any, shall commence on the day following the Business Day described in clause (1) above.

     (g) Any LIBOR Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such LIBOR Period ends) shall end on the last Business Day of a calendar month and the next LIBOR Period shall commence on such Business Day.

     (h) If Borrower at any time fails to make a necessary interest rate election pursuant to Section (a) or (b) and (c) with regard to any or all of the aggregate unpaid amount of the Loans, Borrower shall be deemed to have elected to have interest accrue at the Prime Rate.

     Illegality. Notwithstanding any other provision herein, if the Bank determines that any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for the Bank to maintain or fund its LIBOR Loans, then upon notice to the Borrower by the Bank the outstanding principal amount of the LIBOR Loans together with interest accrued thereon, and any other amounts payable to the Bank under this Note shall be repaid (a) immediately upon demand of the Bank if such change or compliance with such request, in the judgment of the Bank, requires immediate repayment; or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request.

     LIBOR Rate Unascertainable. Notwithstanding anything to the contrary herein, if the Bank determines (which determination shall be conclusive) that
(1) quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate are not being provided in the relevant amounts or for the relative maturities for purposes of determining the rate of interest on a LIBOR Loan as provided herein and (2) the relevant rates of interest referred to in the definition of LIBOR Rate upon the basis of which the rate of interest for any such type of loan is to be determined do not accurately cover the cost to the Bank of making or maintaining such type of Loans, then the Bank shall forthwith give notice thereof to the Borrower, whereupon (a) the obligation of the Bank to make LIBOR Loans shall be suspended until the Bank notifies the Borrower of the circumstances giving rise to such suspension no longer exist; and (b) the Borrower shall repay in full the then outstanding principal amount of each LIBOR Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Loan.

     Increased Cost. The Borrower shall pay to the Bank from time to time such amounts as the Bank may determine to be necessary to compensate the Bank for any costs incurred by the Bank which the Bank determines are attributable to its making or maintaining any LIBOR Loans hereunder or its obligation to make any such Loans hereunder, or any reduction in any amount receivable by the Bank in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any change after the date of this Note in U.S. federal, state, municipal or foreign laws or regulations (including Regulation D), or the adoption or making after such date of any interpretations, directives, or requirements applying to a class of banks including the Bank of or under any U.S. federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("Regulatory Change"), which: (1) changes the basis of taxation of any amounts payable to the Bank under this Note in respect of any of such Loans (other than taxes imposed on the overall net income of the Bank for any of such Loans by the jurisdiction where the Bank is located); or (2) imposes or modifies any reserve, special deposit, compulsory loan, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, the Bank (including any of such Loans or any deposits referred to in the definition of LIBOR Rate); or (3) imposes any other condition affecting this Note (or any of such extension of credit or liabilities). The Bank will notify the Borrower of any event occurring after the date hereof which will entitle the Bank to compensation pursuant hereto as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by the Bank for purposes hereof of the effect of any Regulatory Change on its costs of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate the Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis.

     Capital Adequacy. In the event the Bank determines that (1) compliance with any judicial, administrative, or other governmental interpretation of any law or regulation or (2) compliance by the Bank or any corporation controlling the Bank with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) has the effect of requiring an increase in the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank, and the Bank determines that such increase is based upon its obligations hereunder, and other similar obligations, the Borrower shall pay to the Bank such additional amount as shall be certified by the Bank to be the amount allocable to the Bank's obligations to the Borrower hereunder. The Bank will notify the Borrower of any event occurring after the date hereof that will entitle the Bank to compensation pursuant hereto as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by the Bank for purposes hereof of the effect of any increase in the amount of capital required to be maintained by the Bank and of the amount allocable to the Bank's obligations to the Borrower hereunder shall be conclusive, provided that such determinations are made on a reasonable basis.

     Funding Loss Indemnification. The Borrower shall pay to the Bank, upon the request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost or expense incurred as a result of:

     (1) Any payment(s) of a LIBOR Loan on a date other than the last day of the Interest Period for such Loan including, but not limited to, acceleration of the Loans by the Bank pursuant hereto; or

     (2) Any prepayment(s) of principal of a Fixed Rate Loan including, but not limited to, acceleration of the Loans by the Bank pursuant hereto; or

     (3) Any failure by the Borrower to borrow or convert, as the case may be, a LIBOR Loan on the date for borrowing or conversion, as the case may be, specified in the relevant notice hereunder.

     If the Bank sustains or incurs any such loss or expense it shall from time to time notify the Borrower of the amount determined in good faith by the Bank (which determination shall be conclusive, provided that such determinations are made on a reasonable basis, absent manifest error and may include such assumptions, allocations of costs and expenses and averaging or attribution methods as is reasonable) to be necessary to indemnify the Bank for such loss or expense.

                                           AQUAPENN SPRING WATER COMPANY, INC.


                                           By: /s/ Geoffrey F. Feidelberg
                                               --------------------------------
                                               Title: COO


Date: January 21, 1997


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